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                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") is made as of the 3rd day of August, 1998, by EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership, having its principal place of business and principal offices at 1000 El Conquistador Avenue, Las Croabas, Fajardo, Puerto Rico 00738 ("Debtor") in favor of CITICORP REAL ESTATE, INC., a Delaware corporation, having an address at 599 Lexington Avenue, New York, New York 10043 ("Secured Party").

                                    RECITALS:

     A. Secured Party is the owner and holder of certain reimbursement obligations in the principal amount of $90,000,000 (collectively, the "Reimbursement Obligations") which are outstanding pursuant to a Letter of Credit and Reimbursement Agreement, dated as of February 7, 1991, by and between The Bank of Tokyo-Mitsubishi, Ltd. (f/k/a The Mitsubishi Bank, Limited) ("Mitsubishi") and the Debtor (as heretofore amended and as amended on the date hereof by the Modification Agreement (as hereinafter defined), the "Reimbursement Agreement").

     B. The Reimbursement Obligations are secured, in part, by certain Collateral Pledge Agreements more particularly described in the Reimbursement Agreement (collectively, the "Security Instruments") and by certain other notes, deeds of mortgage, assignments, guaranties and other documents and instruments executed in connection with the Reimbursement Agreement (including the Modification Agreement) or otherwise with respect to the Reimbursement Obligations (collectively, the "Other Security Documents").

     C. At the request of Debtor and pursuant to the terms of that certain Assignment and Modification Agreement, dated as of even date herewith, by and among the Secured Party, the Debtor, Mitsubishi and certain other parties (the "Modification Agreement"), the term for payment of the Reimbursement Obligations is being extended and certain terms and provisions of the Reimbursement Agreement, the Security Instruments and the Other Security Documents, among other things, are being amended and modified at the request of the Debtor (the Reimbursement Agreement, the Security Instruments, the Other Security Documents and each of the other documents evidencing, securing or otherwise relating to the Reimbursement Obligations or any of the foregoing documents are hereinafter sometimes collectively referred to as the "Loan Documents").

     D. Secured Party requires as a condition to its entering into the Modification Agreement and modifying the Reimbursement Obligations that Debtor grant a security interest to the Secured Party of all of its right, title and interest in and to the Collateral (as hereinafter defined) as additional security for the Obligations (as hereinafter defined).




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     NOW, THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:








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                         ARTICLE 1 - GRANTS OF SECURITY

     Section 1.1 Collateral. Debtor does hereby irrevocably pledge and assign to Secured Party, and grant a security interest to Secured Party in, the following property, rights, interests and estates now owned or leased, or hereafter acquired by Debtor (collectively, the "Collateral"):

          (a) Fixtures and Personal Property. All machinery, equipment, fixtures (including, without limitation, all of Debtor's right, title and interest in and to (i) all office equipment, furniture and furnishings, including, without limitation, all carpeting, movable partitions, desks, chairs, sofas, filing cabinets and systems, tables, lamps and lighting fixtures, artwork and objects, computers, printers, typewriters, telexes, facsimile equipment, two-way radio and paging-music systems, stationery and office supplies, brochures, business records, (ii) all operating machinery, fixtures and equipment, including, without limitation, all electrical vaults, and conduits, heating, ventilating and air conditioning facilities and equipment (including heat pumps, oil burners, incinerators, furnaces, water heaters, heating controls, motors, boiler pressure systems and equipment and other fuel burning devices), air intake and exhaust systems, electrical generators, lighting, fire protection, security, life safety and alarm systems, electrical elevators and compressor systems, laundry and dry-cleaning facilities, all plumbing and sanitary disposal systems (including septic or leaching systems, if any), swimming pool and spa supplies, equipment and materials, if any, all water, sewer, refrigeration fixtures, equipment and systems, and landscaping equipment, all inventories of replacement and/or spare parts, all cleaning, janitorial and maintenance equipments, tools and machinery, and all manuals and instructional materials associated therewith, (iii) all telephone and telecommunication and wired cable systems and equipment including, without limitation, all telephones, television and radio receivers, loud speaker and paging systems, satellite and microwave communication equipment, movie videotape, film, slide and rear-screen projection equipment, (iv) all case goods for the rooms, suites, function and common areas of the hotel or lodging facility, all beds, bedding, tables, chairs, sofas, lamps, lighting equipment, mirrors, armoires, linens, artwork and objects, blankets, plants, all other operational and guest supplies and all inventories of replacement items, (v) all restaurant and kitchen furniture, furnishings and equipment affixed to or part of the Hotel Improvements (as defined in the Reimbursement Agreement), including without limitation, all tables, chairs, banquettes, stools, bars, lighting fixtures, bar equipment, china, glassware, linens, silverware, artwork and objects, kitchen appliances, refrigerators, freezers, stoves, grills, microwave ovens, dishwashing equipment and all kitchen and food preparation equipment and utensils, (vi) all merchandise located in the Hotel (as defined in the Reimbursement Agreement), in each case in the ordinary course of business, intended for resale to the public, including,


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     without limitation, merchandise sold through gift shops and any other retail stores located in the Hotel, and (vii) all inventories and supplies of food and alcoholic beverages (to the extent same may be encumbered under applicable law) in opened or unopened cases and bottles and all supplies and replacement items arising out or in connection with the ordinary course existence, use, ownership, occupancy, operation and/or maintenance of the Hotel, including cleaning and maintenance equipment of any kind and nature), money, room revenues, revenues generated by the renting of hotel rooms, room rental revenues, accounts, accounts receivable, contract rights, goodwill, chattel paper, documents, trademarks, trade names, service marks, logos, designs, brand names, phrases, identifications, registrations, applications, common law marks, licenses and/or franchise agreements, including, without limitation, all reservations, deposits, advance payments, security deposits and prepaid items and other amounts or credit paid to Debtor, and other property of every kind and nature whatsoever owned by Debtor (including, without limitation, all such property which under the laws of the Commonwealth of Puerto Rico may properly be classified as real or immovable property either by nature or by destination ("inmuebles por destino"), and that under the laws of the Commonwealth of Puerto Rico may be classified as fixtures under the Uniform Commercial Code (as hereinafter defined)), or in which Debtor has or shall have an interest, now or hereafter located upon the Land (as defined in the Reimbursement Agreement) or the Hotel Improvements, or appurtenant thereto, and used in connection with the present or future operation and occupancy of the Land and the Hotel Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Debtor, or in which Debtor has or shall have an interest, now or hereafter located upon the Land and the Hotel Improvements, or appurtenant thereto, or used in connection with the present or future operation and occupancy of the Land and the Hotel Improvements (collectively, the "Personal Property"), and the right, title and interest of Debtor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the Commonwealth of Puerto Rico and known as the Commercial Transactions Act of the Commonwealth of Puerto Rico, as amended (the "Uniform Commercial Code"), superior in lien to the lien of this Agreement, the Security Instruments, the Mortgage or any of the Other Security Documents and all proceeds and products of the above;

          (b) Leases and Rents. All leases, concession agreements and other agreements affecting the use, enjoyment or occupancy of all or any part of the Land or the Hotel Improvements heretofore or hereafter entered into whether before or after the filing by or against Debtor of any petition for relief under 11 U.S.C. 'SS' 101 et seq. (the "Bankruptcy Code"), as the same may be amended from time to time (the "Leases") and all right, title and interest of Debtor, its successors and assigns therein and thereunder, including, without limitation, cash or


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     securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses), all receivables, rentals, receipts and payments received from the rental of guest/hotel rooms, suites, meeting rooms, beverage or food sales and facilities, the provision or sale of other goods and services, vending machines, telephone and television systems, guest laundry and all other payments received from guests or visitors of the Mortgaged Property and other items of revenue, receipts or income as identified in the Uniform System of Accounts for Hotels 9th Edition, International Association of Hospitality Accounts (1996)), from the Land and the Hotel Improvements whether paid or accruing before or after the filing by or against Debtor of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

          (c) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Collateral, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Collateral;

          (d) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Collateral, including, without limitation, the right to receive and apply the proceeds of any insurance judgments, or settlements made in lieu thereof, for damage to the Collateral;

          (e) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Collateral as a result of tax reduction proceedings or any applications or proceedings for reduction;

          (f) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash, liquidation or other claims;

          (g) Rights. The right, in the name and on behalf of Debtor, to commence any action or proceeding to protect the interest of Secured Party in the Collateral and while an Event of Default (as defined in the Reimbursement Agreement) remains uncured, to appear in and defend any action or proceeding brought with respect to the Collateral;


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          (h) Agreements. To the extent permitted by law, all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Hotel Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Debtor therein and thereunder, including, without limitation, the right to receive and collect any sums payable to Debtor thereunder;

          (i) Intangibles. All accounts, trade names, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles specific to or used in connection with the operation of any portion of the Collateral;

          (j) Other Rights. Any and all other rights of Debtor in and to the items set forth in Subsections (a) through (i) above, including, without limitation, all proceeds and products of any of the items set forth in Subsections (a) through (i) above.

     Section 1.2 Security Agreement. This Agreement constitutes a "security agreement" within the meaning of the Uniform Commercial Code. The Collateral includes personal property and all other rights and interests, whether tangible or intangible in nature, of Debtor in the Collateral. By executing and delivering this Agreement, Debtor hereby grants to Secured Party, as security for the Obligations, a security interest in the Collateral to the full extent that the Collateral may be subject to the Uniform Commercial Code.

     Section 1.3 Pledge of Monies Held. Debtor hereby pledges to Secured Party any and all monies now or hereafter held by Secured Party, including, without limitation, any sums deposited in escrow with Secured Party and any insurance or condemnation proceeds, as additional security for the Obligations until expended or applied as provided in the Reimbursement Agreement.


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     Section 1.4 Conditions to Grant. Secured Party shall have the right to have and to hold the above granted and described Collateral unto and to the use and benefit of Secured Party, and the successors and assigns of Secured Party, forever. If Debtor shall well and truly pay to Secured Party the Debt at the time and in the manner provided in the Reimbursement Agreement, shall well and truly perform the Other Obligations (as hereinafter defined) as set forth in the Reimbursement Agreement and shall well and truly abide by and comply with each and every covenant and condition set forth in the Reimbursement Agreement and the other L/C Documents (as defined in the Reimbursement Agreement), these presents and the estate hereby granted shall cease, terminate and be void and Secured Party shall release or assign the above described security interest in accordance with local law and practice at the cost of Debtor.

                    ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

     Section 2.1 Debt. This Agreement is given to secure the following (collectively, the "Debt"):

          (a) the payment of the Reimbursement Obligations and all other indebtedness of the Borrower under the Reimbursement Agreement in lawful money of the United States of America;

          (b) the payment of interest, and to the extent applicable, default interest, late charges and other sums, as provided in the Reimbursement Agreement and/or the other L/C Documents;

          (c) the payment of all other monies agreed or provided to be paid by Debtor in the Reimbursement Agreement and/or the other L/C Documents;

          (d) the payment of all sums advanced pursuant to the Reimbursement Agreement to protect and preserve the Collateral and the lien and the security interest created hereby and by the Security Instruments and the Other Security Documents; and

          (e) the payment of all sums advanced and costs and expenses incurred by Secured Party in connection with the Debt or any part thereof, any renewal, extension, modification, consolidation, change, substitution, replacement, restatement or increase of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Debtor or Secured Party.

     Section 2.2 Other Obligations. This Agreement and the grants, assignments and transfers made in Article 1 and in the Security Instruments and the Other Security


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Documents are also given for the purpose of causing the Debtor to comply with and the Debtor hereby agrees to comply with the following (the "Other Obligations"):

          (a) the performance of all other obligations of Debtor under the Reimbursement Agreement and the other L/C Documents;

          (b) the performance of each obligation of Debtor contained in the Reimbursement Agreement in addition to the payment of the Debt and of Debtor or of any Guarantor (as defined in the Reimbursement Agreement) under any of the other L/C Documents; and

          (c) the performance of each obligation of Debtor and any Guarantor contained in any renewal, extension, modification, consolidation, change, substitution, replacement for, restatement or increase of all or any part of the Reimbursement Obligations, the Security Instruments, the Reimbursement Agreement or the Other Security Documents.

     Section 2.3 Debt and Other Obligations. Debtor's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "Obligations."

                ARTICLE 3 - Debtor REPRESENTATIONS AND WARRANTIES

     Debtor represents and warrants to Secured Party that:

     Section 3.1 Warranty of Title. Debtor is the absolute owner of the Collateral and has the right to pledge, sell, assign and transfer the same and that it owns the Collateral free and clear of all liens, encumbrances, charges and security interests whatsoever except for the Permitted Encumbrances (as defined in the Reimbursement Agreement). Debtor shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Agreement and shall forever warrant and defend the same to Secured Party against the claims of all persons whomsoever. Debtor shall keep the Collateral free from all liens, encumbrances, charges and security interests except for the security interest hereby created and except for the Permitted Encumbrances.

     Section 3.2 Financing Statements. No financing statements covering the Collateral is or will be on file in any public office, except the financing statements relating to the security interest created hereby relating to any of the Permitted Encumbrances.


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     Section 3.3 Claims of Debtors on Collateral. All account debtors and other obligors whose debts or obligations are part of the Collateral have no right to setoffs, counterclaims or adjustments, and no defenses in connection therewith.

     Section 3.4 Power and Authority. Debtor has full power, authority and legal right to execute this Agreement and to pledge, assign, sell, transfer and warrant the Collateral pursuant to the terms hereof and to keep and observe all of the terms hereof and has obtained all consents required to grant to Secured Party a security interest in the Collateral.

     Section 3.5 Valid Obligations. Debtor has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Debtor, enforceable against it in accordance with the terms of this Agreement.

     Section 3.6 Place of Business. Debtor's place of business is located at 1000 El Conquistador Avenue, Las Croabas, Fajardo, Puerto Rico, 00738.

The representations and warranties set forth in this Article 3 shall survive the execution, delivery and performance of this Agreement and shall continue until all of the Obligations have been paid and performed in full.

                          ARTICLE 4 - Debtor COVENANTS

     Debtor COVENANTS AND AGREES THAT:

     Section 4.1 Obligations and this Security Agreement. Debtor shall perform promptly all of its agreements herein and in any other agreements between Debtor and Secured Party.

     Section 4.2 Collection; Secured Party's Costs. Debtor shall pay all costs necessary to obtain, preserve, perfect, defend and enforce the security interests hereby granted, collect the Obligations, and preserve, defend, enforce and collect the Collateral. Whether Collateral is or is not in Secured Party's possession, and without any obligation to do so and without waiving Debtor's default for failure to make any such payment, Secured Party at its option may pay any such costs and expenses and/or discharge encumbrances on Collateral, and such payment shall be a part of the Obligations. Debtor agrees to reimburse Secured Party on demand for any costs so incurred.

     Section 4.3 Additional Documents. Debtor shall sign any papers furnished by Secured Party or do and perform such other acts and things which are necessary in the sole judgment of Secured Party to obtain, maintain and perfect the security interests created hereby and to enable Secured Party to comply with the Federal Assignment of


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Claims Act or any other federal, state or commonwealth law necessary to obtain or perfect Secured Party's interest in Collateral or to obtain proceeds of Collateral.

     Section 4.4 Modification of Collateral. Without the written consent of Secured Party, Debtor shall not agree to any modification of any of the terms of any accounts, chattel paper, general intangibles or instruments in Collateral.

     Section 4.5 Right of Secured Party to Notify Persons Obligated on Collateral. Before or after the occurrence of an Event of Default, Secured Party shall have the right to notify any persons obligated on instruments, accounts or chattel paper comprising the Collateral to make payments directly to Secured Party, and Secured Party may take control of all proceeds of any Collateral. Until Secured Party elects to exercise such rights, Debtor, as agent of Secured Party, shall collect and enforce all such instruments, accounts or chattel paper.

     Section 4.6 Delivery of Receipts to Secured Party. Upon Secured Party's demand, Debtor will deposit, upon receipt, all checks, drafts, cash or other remittances in payment of any instrument comprising the Collateral, or on account of accounts or contracts received as proceeds of any Collateral in a special bank account in a bank of Secured Party's choice over which Secured Party alone shall have power of withdrawal. The funds in said account shall be held by Secured Party as security for the Obligations. Said proceeds shall be deposited in the form received, except the endorsement of Debtor where necessary to permit collection of items, which endorsements Debtor agrees to make, but which Secured Party is authorized to make on Debtor's behalf. Pending such deposits, Debtor agrees that it will not mingle any such checks, drafts, cash or remittances with any of the Debtor's other funds or property, but will hold them separate and apart therefrom and upon an express trust for Secured Party until deposit thereof is made in the special account. Secured Party may from time to time apply the whole or any part of the funds in the special account against the Obligations. Any portion of said funds on deposit which Secured Party elects not to apply to the Obligations may be paid by Secured Party to Debtor.

     Section 4.7 Records of Collateral. Debtor at all times will maintain accurate books and records covering the Collateral. Secured Party is hereby given the right to audit the books and records of Debtor relating to Collateral at any time and from time to time.

     Section 4.8 Notice of Changes. Debtor will notify Secured Party immediately of any material change in the Collateral, of a change in the location or principal place of business or of a change in any material fact or circumstance warranted or represented by Debtor in this Agreement or furnished to Secured Party, and of any Event of Default.


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     Section 4.9 Possession of Collateral. If the Collateral is a partnership interest, chattel paper, documents, instruments or investment securities or other instruments, Debtor agrees that Secured Party may deliver a copy of this Agreement to the partnership, to a broker or seller thereof, or any person in possession thereof, and that such delivery shall constitute notice to such person of Secured Party's security interest therein and shall constitute Debtor's express instruction to such person to deliver to Secured Party certificates or other evidence of the same within ten (10) days of such request. Debtor will deliver all investment securities, other instruments, documents and chattel paper which are part of the Collateral and in Debtor's possession to Secured Party immediately, or if hereafter acquired, immediately following acquisition, appropriately endorsed to Secured Party's order, with all warranties by Debtor, with recourse against Debtor, and with appropriate power. Regardless of the form of the endorsement on any such Collateral, Debtor waives presentment, demand, notice of dishonor, protest, and all other notices with respect thereto.

     Section 4.10 Consumer Credit. Whenever any Collateral, or proceeds of any Collateral, includes obligations of third parties to Debtor such as accounts, chattel paper or instruments, the transactions giving rise to the Collateral shall conform in all respects to the applicable requirements of any state, commonwealth or federal consumer credit law, and Debtor shall hold Secured Party harmless and indemnify Secured Party against any cost, loss or expense of Secured Party including attorney's fees, arising from Debtor's breach of this covenant.

     Section 4.11 Waivers by Debtor. Debtor waives notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

     Section 4.12 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in any manner impair of affect the rights of Secured Party under the law, hereunder, or under any other agreement pertaining to the Collateral. Secured Party need not file suit or assert a claim for personal judgment against any person for any part of the Obligations or seek to realize upon any other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the


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benefit of or to require or control applicable of any other security or proceeds thereof, and agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

     Section 4.13 Performance of Other Agreements. Debtor shall observe and perform each and every term to be observed or performed by Debtor pursuant to the terms of this Agreement, the Reimbursement Agreement or any of the other L/C Documents or any other material agreement or recorded instrument affecting or pertaining to the Collateral.

     Section 4.14 Change of Name, Identity or Structure. Debtor will not change Debtor's name without first obtaining the prior written consent of the Secured Party.

     Section 4.15 Existence. Debtor will continuously maintain (a) its existence and shall not dissolve or permit its dissolution, (b) its rights to do business in the Commonwealth of Puerto Rico and (c) its franchises and trade names.

                    ARTICLE 5 - DEBTOR/CREDITOR RELATIONSHIP

     Section 5.1 Relationship of Debtor and Secured Party. The relationship between Debtor and Secured Party is solely that of debtor and creditor, and Secured Party has no fiduciary or other special relationship with Debtor, and no term or condition of the Reimbursement Agreement, this Agreement and the other L/C Documents shall be construed so as to deem the relationship between Debtor and Secured Party to be other than that of debtor and creditor.


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                         ARTICLE 6 - FURTHER ASSURANCES

     Section 6.1 Recording of Security Instrument, Etc. Debtor forthwith upon the execution and delivery of this Agreement and thereafter, from time to time, will cause this Agreement and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Secured Party in, the Collateral. Debtor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Reimbursement Agreement and the other L/C Documents and any note or mortgage supplemental hereto, any security instrument with respect to the Collateral and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, commonwealth, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, the Reimbursement Agreement or any of the other L/C Documents, any mortgage supplemental thereto, any security instrument with respect to the Collateral or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

     Section 6.2 Further Acts, Etc. Debtor will, at the cost of Debtor, and without expense to Secured Party, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Secured Party shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Secured Party the property and rights hereby granted, confirmed, pledged, assigned, and warranted or intended now or hereafter so to be, or which Debtor may be or may hereafter become bound to convey or assign to Secured Party, or for carrying out the intention or facilitating the performance of the terms of the Agreement or for complying with all applicable laws. Debtor, on demand, will execute and deliver and hereby authorizes Secured Party to execute in the name of Debtor or without the signature of Debtor to the extent Secured Party may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence or perfect more effectively the security interest of Secured Party in the Collateral. Debtor grants to Secured Party an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Secured Party hereunder.


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     Section 6.3 Amended Financing Statements. Debtor will execute and deliver to the Secured Party, prior to or contemporaneously with the effective date of any such change, any financing statement or change thereof required by the Secured Party to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of the Secured Party, Debtor shall execute a certificate in form satisfactory to the Secured Party listing the trade names under which Debtor intends to operate the Collateral, and representing and warranting that Debtor does business under no other trade name with respect to the Collateral.

                               ARTICLE 7 - DEFAULT

     Section 7.1 Events of Default. The occurrence of any one or more of the following events shall constitute an event of default hereunder ("Event of Default"):

     (a) an Event of Default (as defined in the Reimbursement Agreement), under the Reimbursement Agreement or any of the other L/C Documents;

     (b) a default in the timely performance or observance of any covenant, obligation or liability contained herein and the continuance of such default beyond any applicable grace period;

     (c) any warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtor, proves to have been false in any material respect when made or furnished;

     (d) sale, transfer, other disposition, pledge, hypothecation or encumbrance by Debtor of all or any portion of the Collateral in violation hereof or in violation of the terms of the Reimbursement Agreement, the Security Instruments, the Mortgage or any of the other L/C Documents; and

     (e) filing of any financing statement with regard to the Collateral, other than in favor of the Secured Party or in respect of Permitted Encumbrances; or attachment of any lien or security interest, except the security interest created hereby or in respect of Permitted Encumbrances, to any portion of the Collateral.


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                         ARTICLE 8 - RIGHTS AND REMEDIES

     Section 8.1 Remedies. (a) Upon the occurrence of any Event of Default and at any time thereafter, Debtor agrees that Secured Party may declare the Obligations in whole or in part immediately due and payable and may enforce payment of the same and take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Debtor and in and to the Collateral, including, but not limited to the following, each of which may be pursued concurrently or otherwise, at such time and in such order as Secured Party may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Secured Party:

          (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, as amended from time to time, or any other applicable uniform commercial code, or any other statute or rule of law or equity or under the provisions of any third party agreement in favor of the Secured Party, all of which may be exercised successively or concurrently, including, without limiting the generality of the foregoing: (i) the right to take possession of the Collateral or any part thereof, and to take such other measures as Secured Party may deem necessary for the care, protection and preservation of the Collateral, and (ii) request Borrower at its expense to assemble the Collateral and make it available to Secured Party at a convenient place in San Juan (and which may be at the Hotel) acceptable to Secured Party; further, Secured Party may sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more lots at public or private sale or sales, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Secured Party upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Debtor, which right or equity is, to the extent permitted by law, hereby expressly waived or released. Any notice of sale, disposition or other intended action by Secured Party with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower; and

          (ii) exercise all other rights and remedies of Secured Party under this Agreement and all other rights and remedies available to the Secured Party under applicable law.

     (b) Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other


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intended disposition thereof is to be made. Expenses of retaking, holding, preparing for sale, selling, leasing or the like shall include Secured Party's reasonable attorney's fees and legal expenses. Secured Party shall be entitled to immediate possession of all books and records pertaining to any accounts or chattel paper covered by this Agreement and shall have the authority to enter upon any premises upon which any of the same may be situated and remove the same therefrom without liability. If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state, commonwealth or federal securities law, Secured Party in its discretion
(i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the security, or (b) may sell such securities in an intrusted offering under
Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made. The Debtor acknowledges and agrees that any private sale of the Collateral may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees, to the extent permitted by applicable law, that any such private sale shall be deemed to have been made in a commercially reasonable manner. To the extent permitted by the laws of the Commonwealth of Puerto Rico, in the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Collateral, this Agreement shall continue as a lien and security interest on the remaining portion of the Collateral unimpaired and without loss of priority.

     Section 8.2 Application of Proceeds. After deducting all reasonable costs and expenses of every kind incurred by Secured Party or incidental to the care, safekeeping or otherwise of any and all of the Collateral, the purchase money, proceeds and avails of any disposition of the Collateral, or any part thereof, or any other sums collected by Secured Party pursuant to this Agreement or the Security Instruments, may be applied by Secured Party to the payment of the Debt in such priority and proportions as Secured Party in its discretion shall deem proper. Only after credit against the Obligations and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, the Uniform Commercial Code, need the Secured Party account for the surplus, if any, to the Debtor.

     Section 8.3 Waiver of Rights Under Uniform Commercial Code; Deficiency. The Debtor hereby waives and agrees not to assert any rights or privileges that it may acquire under the Uniform Commercial Code, and the Debtor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which the Secured Party is entitled and the reasonable costs, fees and expenses of any attorney employed by the Secured Party to collect such deficiency.

     Section 8.4 Actions and Proceedings. After the occurrence and during the continuance of an Event of Default, Secured Party has the right to appear in and defend


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any action or proceeding brought with respect to the Collateral and to bring any action or proceeding, in the name and on behalf of Debtor, which Secured Party, in its discretion, decides should be brought to protect its interest in the Collateral.

     Section 8.5 Other Rights, Etc. (a) No delay or failure of the Secured Party in the exercise of any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any right or remedy hereunder shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by the Pledgee contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions hereof. The Secured Party may specifically waive any of the Secured Party's rights under this Agreement without invalidating the entire Agreement. Nothing herein contained, nor anything done or omitted to be done by the Secured Party pursuant hereto, shall be deemed a waiver by the Secured Party of any of its rights or remedies hereunder or under the Reimbursement Agreement or any of the other L/C Documents or under applicable law.

     (b) The rights of Secured Party under this Agreement shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Secured Party shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Secured Party shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     Section 8.6 Right to Release any Portion of the Collateral. Secured Party may release any portion of the Collateral for such consideration as Secured Party may require without, as to the remainder of the Collateral, in any way impairing or affecting the lien or priority of this Agreement, the Security Instruments, the Mortgage or any of the Other Security Documents, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Secured Party for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Secured Party may require without being accountable for so doing to any other lienholder. This Agreement shall continue as a lien and security interest in the remaining portion of the Collateral.

     Section 8.7 Violation of Laws. If the Collateral is not in compliance with applicable laws, Secured Party may impose additional reasonable requirements upon Debtor in connection herewith including, without limitation, monetary reserves or financial equivalents.

     Section 8.8 Right of Entry. Secured Party and its agents shall have the right upon prior written notice to enter and inspect the Collateral at all reasonable times upon notice to Debtor.


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                               ARTICLE 9 - WAIVERS

     Section 9.1 Waiver of Counterclaim. Debtor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Secured Party arising out of or in any way connected with this Agreement.

     Section 9.2 Marshalling and Other Matters. Debtor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Collateral or any part thereof or any interest therein. Further, Debtor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Agreement on behalf of Debtor, and on behalf of each and every person acquiring any interest in or title to the Collateral subsequent to the date of this Agreement and on behalf of all persons to the extent permitted by applicable law.

     Section 9.3 Waiver of Notice. To the extent permitted by applicable law, Debtor shall not be entitled to any notices of any nature whatsoever from Secured Party except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Secured Party to Debtor and except with respect to matters for which Secured Party is required by applicable law to give notice, and Debtor hereby expressly waives the right to receive any notice from Secured Party with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Secured Party to Debtor.

     Section 9.4 Sole Discretion of Secured Party; Wherever pursuant to this Agreement (a) Secured Party exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Secured Party, or (c) any other decision or determination is to be made by Secured Party, the decision of Secured Party to approve or disapprove all decisions that arrangements or terms are satisfactory or not satisfactory, and all other decisions and determinations made by Secured Party, shall be in the sole and absolute discretion of Secured Party and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     Section 9.5 Waiver of Trial By Jury. DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY WAIVE ANY RESPECTIVE RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT AND ANY OF THE L/C DOCUMENTS, OR ANY


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COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR
ACTIONS OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS HEREUNDER OR UNDER THE L/C DOCUMENTS OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED THEREBY (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIMS AND DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE); THIS WAIVER BEING A MATERIAL INDUCEMENT FOR THE SECURED PARTY TO ACCEPT THIS AGREEMENT AND TO ENTER INTO THE TRANSACTIONS CONTEMPLATED BY THE MODIFICATION AGREEMENT.

                              ARTICLE 10 - NOTICES

     Section 10.1 Notices. All notices or other written communications hereunder shall be deemed to have been properly given (a) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (b) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (c) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     If to Secured Party:          Citicorp Real Estate, Inc.
                                   399 Park Avenue
                                   New York, New York 10043
                                   Attention:  Jeffrey A. Warner
                                   Re:  El Conquistador, Puerto Rico
                                   Facsimile No. (212) 793-6314

     With a copy to:               Citicorp/Citibank REILD
                                   599 Lexington Avenue
                                   20th Floor/Zone 1
                                   New York, NY  10043
                                   Attention: General Counsel
                                   Re:  El Conquistador, Puerto Rico
                                   Facsimile No. (212) 793-6766


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     and with a copy to:           Weil, Gotshal & Manges LLP
                                   701 Brickell Avenue
                                   Suite 2100
                                   Miami, Florida 33131
                                   Re:  El Conquistador, Puerto Rico
                                   Attention: Richard Morrison, Esq.
                                   Facsimile No. (305) 374-7159

     If to Debtor:                 El Conquistador Partnership L.P.
                                   c/o Patriot American Hospitality, Inc.
                                   590 Madison Avenue
                                   New York, NY 10022
                                   Attention:  William W. Evans, III
                                   Facsimile No. (212) 521-1482

     With a copy to:               Shack & Siegel, P.C.
                                   530 Fifth Avenue
                                   New York, NY 10036
                                   Attention:  Pamela E. Flaherty, Esq.
                                   Facsimile No.  (212) 730-1964

     and with a copy to:           El Conquistador Partnership L.P.
                                   1000 El Conquistador Avenue
                                   Las Croabas, Fajardo, Puerto Rico 00738
                                   Attention:  General Manager
                                   Facsimile No. (787) 860-3200

or addressed as such party may from time to time designate by written notice to the other parties.

     Any party by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

     For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the Commonwealth of Puerto Rico.


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                      ARTICLE 11 - MISCELLANEOUS PROVISIONS

     Section 11.1 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PUERTO RICO AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     Section 11.2 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     Section 11.3 Inapplicable Provision. If any term of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of the term shall not be affected thereby.

     Section 11.4 Attorney's Fees for Enforcement. Debtor shall pay, on demand, any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Secured Party in protecting its interest in the Collateral or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Collateral, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Secured Party until such expenses are paid by Debtor.

     Section 11.5 General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement may be used interchangeably in singular or plural form and the word "Debtor" shall mean "each Debtor and any subsequent owner or owners of the Collateral or any part thereof or any interest therein," the word "Secured Party" shall mean "Secured Party and any subsequent holder of the Obligations," the word "person" shall include an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Collateral" shall include any portion of the Collateral and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all reasonable attorneys', paralegal and law clerk fees and disbursements, including, but not limited to fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Secured Party in protecting its interest in the Collateral and enforcing its rights under the this Agreement and the Other Security Documents.


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     Section 11.6 Headings, Etc. The headings and captions of various Sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     Section 11.7 No Oral Change. This Agreement and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Debtor or Secured Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Section 11.8 Liability. If Debtor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns.

     Section 11.9 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     Section 11.10 Preference. To the extent that Secured Party receives any payment or proceeds of the Collateral for the Obligations, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Secured Party.

     Section 11.11 Cumulative Remedies. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently and are not exclusive of any right or remedy provided by law.

     Section 11.12 No Partial Release. The satisfaction or discharge of any part of the Obligations hereby secured shall not in any way satisfy or discharge this Agreement, but this Agreement shall remain in full force and effect so long as any of the Obligations remain outstanding.

     Section 11.13 Limitation of Liability. Neither Secured Party nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their gross negligence or willful misconduct.


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     Section 11.14 Indemnity. Debtor does hereby agree to indemnify Secured
Party and to hold Secured Party harmless against and with respect to any and all liability, deficiency, damage, cost or expense resulting from any misrepresentation, material omission, breach of warranty or representation or non-fulfillment of any covenant or agreement on the part of Debtor under this Agreement, and any and all actions, suits, proceedings, demands, assessments, judgments, costs, legal and accounting fees and other reasonable expenses incidental to the foregoing indemnification.

     Section 11.15 Taxes. Should any documentary stamp or other tax now or hereafter become payable with respect to this Agreement or its execution or delivery, Debtor will promptly, following demand therefor, pay the same and hold Secured Party harmless from the cost of same.



                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK]






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     IN WITNESS WHEREOF, this Agreement has been executed by Debtor as of the day and year first above written.


                                      EL CONQUISTADOR PARTNERSHIP L.P., a
                                      Delaware limited partnership

                                      By: Conquistador Holding, Inc., a Delaware
                                          corporation, its general partner


                                      By: /s/ Larry M. Vitale
                                         ----------------------------------
                                              Larry M. Vitale
                                              Vice President







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